SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Diversified Bond Fund (the “Fund”)

                Effective immediately, Bob Calhoun is added as lead portfolio manager of the Fund and Parham Behrooz, Mehmet Camurdan, Eric Harper, Todd Kuimjian, Lisa Brown-Premo and Bob Rowe are added as portfolio managers of the Fund. Andrew Cestone is currently, and will remain, a portfolio manager of the Fund and Doug Williams and Noel McElreath will no longer manage the Fund.

Mr. Calhoun is an Executive Managing Director and Chief Investment Officer for TAG. He joined TAG in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.

                Mr. Behrooz is the Managing Director of Credit Research and Trading for TAG. He joined TAG in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. Mr. Behrooz was named Managing Director in 2004.

                Mr. Camurdan is a Senior Asset-Backed Securities Portfolio Manager for TAG. He joined TAG in 1999.

                Mr. Harper is a Senior Credit Portfolio Manager for TAG. He joined TAG in September 2000.

                Mr. Kuimjian is a Senior Commercial Mortgage-Backed and Government-related Portfolio Manager for TAG. From 1994 until joining TAG in May 2001, he served as a Senior Research Analyst for First Capital Group and a Research Analyst for Mentor Investment Advisors.

                Ms. Brown-Premo is Senior Portfolio Manager, Managing Director and Head of the Mortgage-Backed and Structured Products Group at TAG and has been a portfolio manager with TAG or an affiliate since 1996.

                Mr. Rowe is a Director and Senior Portfolio Manager of the Mortgage-Backed and Structured Products Group at TAG and has been a portfolio manager with TAG or one of its affiliated companies since 1998.

                The sections of the Fund’s prospectus entitled "Fund Facts" and "The Funds’ Portfolio Managers" are revised accordingly.

May 21, 2007	579681 (5/07)